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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                 August 9, 2001
                       (Date of earliest event reported)



                                  ONEOK, Inc.
             (Exact name of registrant as specified in its charter)

         Oklahoma                    1-2572                 73-1520922
(State or other jurisdiction      (Commission             (IRS Employer
       of incorporation)          File Number)         Identification No.)

                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                     74103
                                   (Zip code)


                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)
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Item 5.   Other Events.
-------   -------------

          On August 3, 2001, ONEOK, Inc. held a conference call with financial analysts to discuss second quarter earnings. A complete transcript of the conference call is attached hereto as exhibit 99.a.

Item 7.   Financial Statements and Exhibits
-------   ---------------------------------

99.a      Transcript of August 3, 2001, conference call.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 9th day of August 2001.

                                                   ONEOK, Inc.

                                       By:  /s/ Jim Kneale
                                            ------------------------------------
                                            Jim Kneale
                                            Senior Vice President, Treasurer
                                            and Chief Financial Officer
                                            (Principal Financial Officer)

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